The securities to which this agreement relate have not been registered under the United States Securities Act of 1933, as amended, or any state securities laws, and such securities may not be offered or resold in the United States of America or to U.S. Persons (as defined herein) without registration under such Act and any applicable state securities laws, unless an exemption from registration is available.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

TO: KIRKLAND LAKE GOLD INC. (the “Company”)

Re: Purchase of securities of the Company

Details of Subscription: The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase from the Company, on the terms and conditions set forth herein and in the attached schedules, that number of units of the Company (“Units”) set out below at a price of CDN$4.60 per Unit. Each Unit shall consist of one common share of the Company (a “Share”) and one-half of one non-transferable share purchase warrant (each whole warrant being a “Warrant”). Each Warrant shall entitle the Subscriber to purchase one Share for a period of 15 months at a price of CDN$5.20 per Share. These securities form part of a larger private placement (the “Private Placement”) of an aggregate of up to 2,173,913 Units.

Number of Units to be purchased: ___________________________________Units

Total Subscription Price:	CDN$ ____________________________________________

(CDN$ 4.60 per Unit)	(In BC and AB the minimum is CDN$ 97,000 unless the
Subscriber is an accredited investor or a close personal friend, close business associate or relative of or is a director or senior officer of the Company)

Name of Subscriber:

Address:

(Street Address)

(City and Province or State)

(Country and Postal or Zip Code)

(Telephone Number)

(e-mail Address)

Alternate Registration Instructions:	Delivery Instructions:
If the certificate(s) representing the securities are to be registered in other than the name of the Subscriber.	If the certificate(s) representing the securities are to be delivered to someone other than the Subscriber.

Name: ________________________________________	Name: _________________________________________

Contact Name: ____________________________________
Address: ________________________________________
(Street Address)	Telephone No.: ____________________________________

Address: ________________________________________
________________________________________	(Street Address)
(City and Province / State)
________________________________________
________________________________________	(City and Province / State)
(Country and Postal / Zip Code)
________________________________________
(Country and Postal / Zip Code)

IN WITNESS WHEREOF the Subscriber has executed, or caused its duly authorized representative to execute, this agreement as of the
______ day of ______________________, 2004.

Signature of Subscriber (if an individual)		Name of Subscriber (if not an individual)

Per:
Name of Subscriber (if an individual)		(signature of authorized representative)

Name and Title of Authorized Representative

Subscribers must also complete and sign

  Schedule I (TSX Private Placement Questionnaire and Letter of Undertaking)

  Schedule II - Not applicable

  Schedule III (Confirmation of Relationship), if the Subscriber is NOT an accredited investor but is a director, senior officer or control person of the Company or a close personal friend, close business associate, spouse, parent, grandparent, sibling or child of a director, senior officer or control person of the Company

  Schedule IV (BC or Alberta Accredited Investor Confirmation), if the Subscriber is an accredited investor resident in British Columbia or Alberta

  Schedule V (Ontario Accredited Investor Confirmation), if the Subscriber is an accredited investor resident in Ontario

  Schedule VI (Confirmation by US Subscribers), if the Subscriber is resident in, or otherwise subject to the securities laws of, the United States

ACCEPTANCE

The foregoing is accepted and agreed to as of the____________________ day of _____________________________, 2004

KIRKLAND LAKE GOLD INC.

Per:
Authorized Signatory

SCHEDULE I

Form P1

PRIVATE PLACEMENT QUESTIONNAIRE AND UNDERTAKING

To be completed by each proposed private placement purchaser of listed securities or securities which are convertible into listed securities.

QUESTIONNAIRE

1.	DESCRIPTION OF TRANSACTION

(a)	Name of issuer of the securities: KIRKLAND LAKE GOLD INC.

(b)	Number and class of securities to be purchased:

____________Units, each Unit consisting of one common share and one-half of a share purchase warrant, each whole warrant entitling the holder to purchase a further share for a period of 15 months at CDN$ 5.20

(c)	Purchase Price:

CDN$ 4.60 each

2.	DETAILS OF PURCHASER

(a)	Name of purchaser:

(b)	Address:

I -2

(c)	Names and addresses of persons having a greater than 10% beneficial interest in the purchaser:

3.	RELATIONSHIP TO ISSUER

(a)

Is the purchaser (or any person named in response to 2(c) above) an insider of the Issuer for the purposes of the Securities Act (Ontario) (before giving effect to this private placement)? If so, state the capacity in which the purchaser (or person named in response to 2(c)) qualifies as an insider:

No __________ Yes __________

If “Yes”, state capacity or nature (director, senior officer, greater than 10% shareholder, etc.) of qualification as an insider:

(b)	If the answer to (a) is “no”, are the purchaser and the issuer controlled by the same person or company? If so, give details:

No __________ Yes __________ If “Yes”, state the details of the control by the same person or company:

4.	DEALINGS OF PURCHASER IN SECURITIES OF THE ISSUER

Give details of all trading by the purchaser, as principal, in the securities of the Issuer (other than debt securities which are not convertible into equity securities), directly or indirectly, within the 60 days preceding the date hereof:

I -3

UNDERTAKING

TO: TORONTO STOCK EXCHANGE

The undersigned has subscribed for and agreed to purchase, as principal, the securities described in Item 1 of this Private Placement Questionnaire and Undertaking.

The undersigned undertakes not to sell or otherwise dispose of any of the said securities so purchased or any securities derived therefrom for a period of four months from the date of closing of the transaction herein or for such period as is prescribed by applicable securities legislation, whichever is longer, without the prior consent of the Toronto Stock Exchange and any other regulatory body having jurisdiction.

DATED at __________________________________
Name of Purchaser - please print
this day of ______________, 2004

Authorized Signature

Official Capacity - please print

Please print here the name of the individual
whose signature appears above, if different
from name of purchase printed above.

SCHEDULE II

Not Applicable

SCHEDULE III

CONFIRMATION OF RELATIONSHIP
(For Subscribers who are NOT accredited investors
but are Directors, Senior Officers, Control Persons and Founders
and their Close Personal Friends, Close Business Associates and Relatives)

The Subscriber represents and warrants to the Company that the Subscriber has read the following definitions from Multilateral Instrument 45-103 Capital Raising Exemptions and certifies that the Subscriber has the relationship(s) to the Company or its directors, senior officers or control persons by virtue of the Subscriber being:

(initial one or more as appropriate)

________	(a)	a director, senior officer or control person of the Company, or of an affiliate of the Company;

________	(b)	a spouse, parent, grandparent, brother, sister or child of a director, senior officer or control person of the Company, or of an affiliate of the Company;

________	(c)	a parent, grandparent, brother, sister or child of the spouse of a director, senior officer or control person of the Company, or of an affiliate of the Company;

________	(d)	a close personal friend of a director, senior officer or control person of the Company, or of an affiliate of the Company;

________	(e)	a close business associate of a director, senior officer or control person of the Company, or of an affiliate of the Company;

________	(f)	a founder of the Company or a spouse, parent, grandparent, brother, sister, child, close personal friend or close business associate of a founder of the Company;

________	(g)	a parent, grandparent, brother, sister, child of the spouse of a founder of the Company;

________	(h)	a person or company of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons or companies described in paragraphs (a) to (g); or

________	(i)	a trust or estate of which all of the beneficiaries or a majority of the trustees are persons or companies described in paragraphs (a) to (g).

and if (b), (c), (d), (e), (f), (g), (h) or (i) is initialled the director, senior officer, control person or founder is:

_________________________________________________________
(Print name of director, senior officer, control person or founder)

III - 2

The foregoing representations and warranties are true an accurate as of the date of this certificate and will be true and accurate as of Closing. If any such representations and warranties shall not be true and accurate prior to Closing, the Subscriber shall give immediate written notice of such fact to the Company.

For the purposes hereof, the following definitions are included for convenience:

(a)

“close business associate” means an individual who has had sufficient prior business dealings with the director, senior officer or control person to be in a position to assess the capabilities and trustworthiness of the director, senior officer or control person.

A casual business associate or a person introduced or solicited for the purpose of purchasing securities is not a close business associate. An individual is not a close business associate solely because the individual is a client or former client. For example, an individual is not a close business associate of a registrant or former registrant solely because the individual is a client or former client of that registrant or former registrant.

The relationship between the Subscriber and the director, senior officer or control person must be direct. For example, the exemption is not available for a close business associate of a close business associate of a director, senior officer or control person.

(b)

“close personal friend” means an individual who has known the director, senior officer or control person for a sufficient period of time to be in a position to assess the capabilities and trustworthiness of the director, senior officer or control person.

An individual is not a close personal friend solely because

  the individual is a member of the same organization, association or religious group, or the individual is a client or former client.

The relationship between the Subscriber and the director, senior officer or control person must be direct. For example, the exemption is not available for a close personal friend of a close personal friend of the director, senior officer or control person.

(c)	“company” means any corporation, incorporated association, incorporated syndicate or other incorporated organization.

(d)	“control person” means

	(i)	a person who holds a sufficient number of the voting rights attached to all outstanding voting securities of the Company to affect materially the control of the Company, or

	(ii)	each person in a combination of persons, acting in concert by virtue of an agreement, arrangement, commitment or understanding, which holds in total a sufficient number

III - 3

of the voting rights attached to all outstanding voting securities of the Company to affect materially the control of the Company and, if a person or combination of persons holds more than 20% of the voting rights attached to all outstanding voting securities of the Company, the person or combination of persons is deemed, in the absence of evidence to the contrary, to hold a sufficient number of the voting rights to affect materially the control of the Company.

(e)	“founder”, in respect of an issuer, means a person or company who,

(i)

acting alone, in conjunction or in concert with one or more other persons or companies, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the Company, and

(ii) at the time of the proposed trade, is actively involved in the business of the Company.

(f)	“person” means an individual, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, trustee, executor, administrator or other legal representative.

(g)

“spouse” means, in relation to an individual, another individual to whom that individual is married, or another individual of the opposite sex or the same sex with whom that individual is living in a conjugal relationship outside marriage.

DATED at ______________________________on _________________________________, 2004.

Name of Subscriber - please print

Authorized Signature

Official Capacity - please print

Please print name of individual whose signature
appears above, if different from name of Subscriber
printed above

SCHEDULE IV

ACCREDITED INVESTOR CONFIRMATION
( For accredited investors resident
in British Columbia or Alberta)

The Subscriber represents and warrants to the Company that the Subscriber has read the following definition of an “accredited investor” from Multilateral Instrument 45-103 Capital Raising Exemptions and certifies that the Subscriber is an accredited investor by virtue of falling into one or more of the categories indicated below:

(initial as appropriate)

________	(a)	a Canadian financial institution, or an authorized foreign bank listed in Schedule III of the Bank Act (Canada);

________	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

________	(c)	an association under the Cooperative Credit Associations Act (Canada) located in Canada or a central cooperative credit society for which an order has been made under subsection 473(1) of that Act;

________	(d)

a subsidiary of any person or company referred to in paragraphs (a) to (c), if the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

________	(e)

a person or company registered under the securities legislation of a jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

________	(f)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada, as a representative of a person or company referred to in paragraph (e);

________	(g)	the government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly-owned entity of the government of Canada or a jurisdiction of Canada;

________	(h)	a municipality, public board or commission in Canada;

________	(i)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

________	(j)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

________	(k)

an individual who, either alone or jointly with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds CDN$1,000,000;

________	(l)

an individual whose net income before taxes exceeded CDN$ 200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded CDN$ 300,000 in each of the two most recent years and who, in either case, reasonably expects to exceed that net income level in the current year;

________	(m)

a person or company, other than a mutual fund or non-redeemable investment fund, that, either alone, or with a spouse, had net assets of at least CDN$ 5,000,000, and unless the person or company is an individual, that amount is shown on its most recently prepared financial statements;

________	(n)	a mutual fund or non-redeemable investment fund that, in the local jurisdiction, distributes its securities only to persons or companies that are accredited investors;

________	(o)

a mutual fund or non-redeemable investment fund that, in the local jurisdiction, is distributing or has distributed its securities under one or more prospectuses for which the regulator has issued a receipts;

________	(p)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, trading as a trustee or agent on behalf of a fully managed account;

________	(q)

a person or company trading as agent on behalf of a fully managed account if that person or company is registered or authorized to carry on business under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction as a portfolio manager or under an equivalent category of adviser or is exempt from registration as a portfolio manager or the equivalent category of adviser,

________	(r)

a registered charity under the Income Tax Act (Canada)that, in regard to the trade, has obtained advice from an eligibility adviser or other adviser registered to provide advice on the securities being traded;

________	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) through (e) and paragraph (j) in form and function; or

________	(t)

a person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, except the voting securities required by law to be owned by directors, are persons or companies that are accredited investors.

The foregoing representations and warranties are true an accurate as of the date of this certificate and will be true and accurate as of Closing. If any such representations and warranties shall not be true and accurate prior to Closing, the Subscriber shall give immediate written notice of such fact to the Company.

For the purposes hereof, the following definitions are included for convenience:

(a)	“company” means any corporation, incorporated association, incorporated syndicate or other incorporated organization.

(b)	“entity” means a company, syndicate, partnership, trust or unincorporated organization.

(c)	“financial assets” means cash and securities.

(d)

“fully managed account” means an account for which a person or company makes the investment decisions if that person or company has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(e)

“mutual fund” includes an issuer of securities that entitle the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in a part of the net assets, including a separate fund or trust account, of the issuer of securities.

(f)	“non-redeemable investment fund” means an issuer:

(i) whose primary purpose is to invest money provided by its securityholders;

(ii)

that does not invest for the purpose of exercising effective control, seeking to exercise effective control, or being actively involved in the management of the issuers in which it invests, other than other mutual funds or non-redeemable investment funds; and

(ii) that is not a mutual fund.

(g)	“person” means an individual, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, trustee, executor, administrator or other legal representative.

(h)	“related liabilities” means liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets and liabilities that are secured by financial assets.

(i)

“spouse” means, in relation to an individual, another individual to whom that individual is married, or another individual of the opposite sex or the same sex with whom that individual is living in a conjugal relationship outside marriage.

In Multilateral Instrument 45-103 a person or company is considered to be

•

an “affiliated entity” of another person or company if one is a subsidiary entity of the other, or if both are subsidiary entities of the same person or company, or if each of them is controlled by the same person or company.

•	“controlled” by a person or company if,

	(a)	in the case of a person or company,

(i)

voting securities of the first-mentioned person or company carrying more than 50% of the votes for the election of directors are held, otherwise than by way of securities only, by or for the benefit of the other person or company; and

		(ii)	the votes carried by the securities are entitled, if exercised, to elect a majority of the directors of the first-mentioned person or company;

	(b)	in the case of a partnership that does not have directors, other than a limited partnership, the second-mentioned person or company holds more than 50% of the interests in the partnership; or

	(c)	in the case of a limited partnership, the general partner is the second-mentioned person or company.

•	a “subsidiary entity” of another person or company if:

	(a)	it is controlled by,

		(i)	that other, or

		(ii)	that other and one or more persons or companies each of which is controlled by that other, or

		(iii)	two or more persons or companies, each of which is controlled by that, or

(b)	it is a subsidiary entity of a person or company that is the other’s subsidiary entity.

DATED at __________________________on ____________________________________________, 2004.

Name of Subscriber - please print

Authorized Signature

Official Capacity - please print

Please print name of individual whose signature
appears above, if different from name of Subscriber
printed above

SCHEDULE V

ACCREDITED INVESTOR CONFIRMATION
(For accredited investors resident in Ontario)

The Subscriber represents and warrants that the Subscriber has read the following definition of an “accredited investor” from Ontario Securities Commission Rule 45-501 Exempt Distributions and certifies that the Subscriber is an accredited investor by virtue of falling into one or more of the categories as indicated below:

(initial as appropriate)

________	(a)	a bank listed in Schedule I or II of the Bank Act (Canada), or an authorized foreign bank listed in Schedule III of that Act;

________	(b)	the Business Development Bank incorporated under the Business Development Bank Act (Canada);

________	(c)

a loan corporation or trust corporation registered under the Loan and Trust Corporations Act or under the Trust and Loan Companies Act (Canada), or under comparable legislation in any other jurisdiction;

________	(d)

a co-operative credit society, credit union central, federation of caisses populaires, credit union or league, or regional caisse populaire, or an association under the Cooperative Credit Associations Act (Canada), in each case, located in Canada;

________	(e)	a company licensed to do business as an insurance company in any jurisdiction;

________	(f)	a subsidiary of any company referred to in paragraph (a), (b), (c), (d) or (e), where the company owns all of the voting shares of the subsidiary;

________	(g)	a person or company registered under the Securities Act (Ontario) or securities legislation in another jurisdiction as an adviser or dealer, other than a limited market dealer;

________	(h)	the government of Canada or of any jurisdiction, or any crown corporation, instrumentality or agency of a Canadian federal, provincial or territorial government;

________	(i)	any Canadian municipality or any Canadian provincial or territorial capital city;

________	(j)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any instrumentality or agency thereof;

________	(k)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a provincial pension commission or similar regulatory authority;

________	(l)	a registered charity under the Income Tax Act (Canada);

________	(m)

an individual who beneficially owns, or who together with a spouse beneficially own, financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds CDN$ 1,000,000;

________	(n)

an individual whose net income before taxes exceeded CDN$ 200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded CDN$ 300,000 in each of those years and who, in either case, has a reasonable expectation of exceeding the same net income level in the current year;

________	(o)

an individual who has been granted registration under the Securities Act (Ontario) or securities legislation in another jurisdiction as a representative of a person or company referred to in paragraph (g), whether or not the individual 's registration is still in effect;

________	(p)	a promoter of the issuer or an affiliated entity of a promoter of the issuer;

________	(q)	a spouse, parent, grandparent or child of an officer, director or promoter of the issuer;

________	(r)

a person or company that, in relation to the issuer, is an affiliated entity or a person or company referred to in clause (c) of the definition of distribution in subsection 1(1) of the Securities Act (Ontario);

________	(s)	an issuer that is acquiring securities of its own issue;

________	(t)

a company, limited partnership, limited liability partnership, trust or estate, other than a mutual fund or non-redeemable investment fund, that had net assets of at least CDN$ 5,000,000 as reflected in its most recently prepared financial statements;

________	(u)	a person or company that is recognized by the Ontario Securities Commission as an accredited investor or until November 30, 2002 as an exempt purchaser;

________	(v)	a mutual fund or non-redeemable investment fund that, in Ontario, distributes its securities only to persons or companies that are accredited investors;

________	(w)	a mutual fund or non-redeemable investment fund that, in Ontario, distributes its securities under a prospectus for which a receipt has been granted by the Director;

________	(x)	a managed account if it is acquiring a security that is not a security of a mutual fund or non-redeemable investment fund;

________	(y)	an account that is fully managed by a trust corporation registered under the Loan and Trust Corporations Act (Ontario);

________	(z)	an entity organized outside of Canada that is analogous to any of the entities referred to in paragraphs (a) through (g) and paragraph (k) in form and function; or

________	(aa)	a person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, are persons or companies that are accredited investors.

The foregoing representations and warranties are true an accurate as of the date of this certificate and will be true and accurate as of Closing. If any such representations and warranties shall not be true and accurate prior to Closing, the Subscriber shall give immediate written notice of such fact to the Company.

For the purposes hereof, the following definitions are included for convenience:

(a)	“company” means any corporation, incorporated association, incorporated syndicate or other incorporated organization;

(b)	“entity” means a company, syndicate, partnership, trust or unincorporated organization;

(c)	“financial assets” means cash, securities, or any contract of insurance or deposit or evidence thereof that is not a security for the purposes of the Securities Act (Ontario);

(d)

“managed account” means an investment portfolio account of a client established in writing with a portfolio adviser who makes investment decisions for the account and has full discretion to trade in securities of the account without requiring the client’s express consent to a transaction;

(e)

“mutual fund” includes an issuer of securities that entitle the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in a part of the net assets, including a separate fund or trust account, of the issuer of securities;

(f)	“non-redeemable investment fund” means an issuer:

(i) whose primary purpose is to invest money provided by its securityholders;

(ii)

that does not invest for the purpose of exercising effective control, seeking to exercise effective control, or being actively involved in the management of the issuers in which it invests, other than other mutual funds or non-redeemable investment funds; and

(ii) that is not a mutual fund;

(g)	“person” means an individual, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, trustee, executor, administrator or other legal representative;

(h)	“portfolio adviser” means:

(i) a portfolio manager;

(ii)

a broker or investment dealer exempted from registration as an adviser under subsection 148(1) of the regulation made under the Securities Act (Ontario) if that broker or investment dealer is not exempt from the by-laws or regulations of The Toronto Stock Exchange or the Investment Dealers’ Association of Canada referred to in that subsection;

(i)	“related liabilities” means liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets and liabilities that are secured by financial assets;

(j)

“spouse”, in relation to an individual, means another individual to whom that individual is married, or another individual of the opposite sex or the same sex with whom that individual is living in a conjugal relationship outside marriage;

In Ontario Securities Commission Rule 45-501 a person or company is considered to be an affiliated entity of another person or company if one is a subsidiary entity of the other, or if both are subsidiary entities of the same person or company, or if each of them is controlled by the same person or company.

In Ontario Securities Commission Rule 45-501 a person or company is considered to be

•	“controlled” by a person or company if,

	(a)	in the case of a person or company,

(i)

voting securities of the first-mentioned person or company carrying more than 50 percent of the votes for the election of directors are held, otherwise than by way of securities only, by or for the benefit of the other person or company; and

(ii) the votes carried by the securities are entitled, if exercised, to elect a majority of the directors of the first-mentioned person or company;

	(b)	in the case of a partnership that does not have directors, other than a limited partnership, the second-mentioned person or company holds more than 50 percent of the interests in the partnership; or

	(c)	in the case of a limited partnership, the general partner is the second-mentioned person or company.

•	a “subsidiary entity” of another person or company if:

	(a)	it is controlled by,

		(i)	that other, or

		(ii)	that other and one or more persons or companies each of which is controlled by that other, or

		(iii)	two or more persons or companies, each of which is controlled by that, or

(b)	it is a subsidiary entity of a person or company that is the other’s subsidiary entity.

DATED at __________________________________ on __________________________________________, 2004.

Name of Subscriber - please print

Authorized Signature

Official Capacity - please print

Please print name of individual whose signature
appears above, if different from name of Subscriber
printed above

SCHEDULE VI

CONFIRMATION BY US SUBSCRIBERS
(For Subscribers resident in the United States of America
or otherwise subject to the Securities Laws of the United States)

The Subscriber hereby represents and warrants to the Company that the Subscriber:

(initial as appropriate)

________	was not offered the Units and did not execute this Agreement in the United States of America (a “Reg S Subscriber”);

- or -

________

was offered the Units or executed this Agreement in the United States of America and is an Accredited Investor, as defined in Rule 501(a) of Regulation D of the Securities Act of 1933 (United States), (a “Rule 506 Subscriber”) by virtue of satisfying one or more of the categories indicated below:

(initial as appropriate)

________	(a)

An organization described in section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Units, with total assets in excess of US$ 5,000,000

________	(b)	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the date hereof exceeds US$ 1,000,000

________	(c)

A natural person who had an individual income in excess of US$ 200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US$ 300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year

________	(d)

A trust that (a) has total assets in excess of US$ 5,000,000, (b) was not formed for the specific purpose of acquiring the Offered Securities, and (c) is directed in its purchase of securities by a person who has such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of an investment in the Units

________	(e)	An investment company registered under the Investment Corporation Act of 1940 (United States) or a business development company as defined in section 2(a)(48) of that Act

VI - 2

________	(f)	Small Business Investment Corporation licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958 (United States)

________	(g)	A private business development company as defined in section 202(a)(22) of the Investment Advisors Acts of 1940 (United States)

________	(h)	An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories

DATED at ____________________________________on ____________________________________________, 2004

Name of Subscriber - please print

Authorized Signature

Official Capacity - please print

Please print name of individual whose signature
appears above, if different from name of Subscriber
printed above

SCHEDULE VII

TERMS & CONDITIONS

1.      Description of Securities

The securities subscribed for hereunder shall be units (“Units”), each Unit consisting of one common share in the capital of the Company (collectively the “Shares”) and one-half of one non-transferable common share purchase warrant (each whole warrant being a “Warrant” and collectively the “Warrants”). Each Warrant shall entitle the holder thereof to purchase one common share in the capital of the Company (collectively the “Warrant Shares”), as presently constituted, during the period and for the price described on the first page of this agreement. The foregoing description of the Warrants is a summary only and is subject to the detailed provisions of the certificates representing the Warrants. The Units, Shares, Warrants and Warrant Shares are herein collectively referred to as the “Securities”.

The Securities will be subject to concurrent restricted resale (hold) periods imposed by Multilateral Instrument 45-102 Resale of Securities of the Canadian Securities Administrators (the “Resale Instrument”) and the policies of the Toronto Stock Exchange (the “Exchange”) during which they may be resold only in compliance with the Resale Instrument and the Exchange’s policies. Such restricted resale periods will expire on the four month anniversary of the Closing Date (as defined in paragraph 4). Subscribers are advised to consult their own legal advisers in connection with any applicable resale restrictions.

2.      Payment of Subscription Price

The total Subscription Price set out on the first page of this Private Placement Subscription Agreement (the “Agreement”) must be paid by money order, certified cheque or bank draft payable to the Company prior to the Closing Date. Such Subscription Price shall be allocated to the Shares and Warrants on the basis of CDN$ 0.01 to the Warrants and the balance to the Shares.

3.      Documents Required

The Subscriber must complete, sign and deliver to the Company an executed copy of this Agreement together with the following Schedules to this Agreement:

(a)	Schedule I, a Private Placement Questionnaire and Undertaking required by the Exchange;

(b)	Schedule II - not required;

(c)

Schedule III, a Confirmation of Relationship, if the Subscriber is not an accredited investor but is a director, senior officers or control person of the Company or a close personal friend, close business associate, spouse, parent, grandparent, sibling or child of a director, senior officer or control person of the Company;

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(d)	Schedule IV, a British Columbia or Alberta Accredited Investor Confirmation, if the Subscriber is an accredited investor resident in British Columbia or Alberta;

(e)	Schedule V, an Ontario Accredited Investor Confirmation, if the Subscriber is an accredited investor resident in Ontario; and

(f)	Schedule VI, a Confirmation by US Subscribers, if the Subscriber is resident in or otherwise subject to the securities laws of the United States.

The Subscriber shall complete, sign and deliver to the Company as soon as possible such further documents, questionnaires, notices and undertakings as may be required by regulatory authorities, stock exchanges and applicable law. The Company will file with the Exchange the Private Placement Questionnaires and Undertakings of Subscribers whose subscriptions are accepted.

4.      Closing

Delivery and payment for the Units (the “Closing”) will be completed at the offices of:

KIRKLAND LAKE GOLD INC.
Suite 300, 570 Granville Street
Vancouver, British Columbia
Canada V6C 3P1

at 10:00 a.m. (Vancouver time) on April 29, 2004 or such other date and time as the Company shall determine (the “Closing Date”).

Certificates representing the Shares and Warrants will be available for delivery on the Closing Date against payment to the Company of the total Subscription Price in Canadian funds for the Units.

5.      Acknowledgements of Subscriber

The Subscriber acknowledges that:

(a)

the Securities have not been registered under the United States Securities Act of 1933, as amended (the “1933 Act”) or under any state securities or “blue sky” laws, and the Company has no obligation or present intention of filing a registration statement under the 1933 Act in respect of the Securities and therefore the Securities cannot be offered or sold in the United States of America without registration under the 1933 Act and the securities laws of all applicable states of the United States of America, unless an exemption from registration is available or registration is not required pursuant to Regulation S under the 1933 Act;

(b)

the Subscriber’s decision to execute this Agreement and acquire the Units has not been based on any oral or written representation made by or on behalf of the Company and the Company has not provided any offering memorandum, prospectus,

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disclosure statement or registration statement to the Subscriber but such decision is based entirely upon the Subscriber’s review of information which has been filed by the Company with the various Canadian securities commissions under applicable securities legislation and the Exchange (the “Public Record”), including the Company’s most recent audited and unaudited financial statements (collectively the “Financial Statements”), and the Subscriber’s knowledge of the Company’s affairs, and the Subscriber has had the opportunity to ask questions of the Company and its advisors regarding the Company and its business and financial condition and, as a result of all of the foregoing, the Subscriber believes that it has received all the information which it considers necessary for deciding whether to invest in the Units;

(c)

the Company is entitled to rely on the statements and answers of the Subscriber contained in this Agreement and in the Schedules to this Agreement and the Subscriber will hold the Company harmless from any loss or damage it may suffer as a result of the Subscriber’s failure to correctly complete this Agreement and such Schedules;

(d)

it has (or others for whom it is contracting hereunder have) been advised to consult their own legal advisers with respect to applicable resale restrictions and it is (or others for whom it is contracting hereunder are) solely responsible (and the Company is not in any way responsible) for compliance with applicable resale restrictions;

(e)

this Agreement is not enforceable by the Subscriber unless it has been accepted by the Company, it has been entered into by the Subscriber for valuable consideration and may not be revoked or withdrawn by the Subscriber and it is not assignable by the Subscriber without the written consent of the Company which consent may be unreasonably withheld;

(f)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(g)	there is no government or other insurance covering the Securities;

(h)	there are risks associated with the purchase of the Securities;

(i)

there are restrictions on the Subscriber’s ability to resell the Securities and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with them before selling the Securities;

(j)

the Company has advised the Subscriber that the Company is relying on exemptions from the requirements to provide the Subscriber with a prospectus and to sell securities through a person registered to sell securities under the Securities Act (British Columbia) (together with the rules, policies, instruments and orders thereunder, the “BC Act”) , Securities Act (Alberta) (together with the rules, policies, instruments and orders thereunder, the “Alberta Act”) and Securities Act (Ontario) (together with the rules, policies, instruments and orders thereunder, the “Ontario Act”), as the case may be, and, as a consequence of acquiring securities pursuant to

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these exemptions, certain protections, rights and remedies provided by the BC Act, Alberta Act and Ontario Act, including statutory rights of rescission or damages, will not be available to the Subscriber;

(k)

pursuant to the Resale Instrument, the Securities will be subject to restrictions on transfer for a period of four months and a concurrent period of four months pursuant to the policies of the Exchange, in both cases from the Closing Date and thereafter the Securities may be subject to notice or other requirements under applicable securities legislation upon disposition; and

(l)

pending the approval of this Agreement by all securities regulatory authorities having jurisdiction and the Closing, the Subscription shall be held in trust by the Company. Any interest income from the Subscription Funds shall be for the account of the Company regardless of whether this Agreement is approved by such regulatory authorities.

6.      Representations, Warranties and Covenants of the Subscriber

The Subscriber hereby represents, warrants and covenants to the Company (which representations, warranties and covenants shall survive Closing) that:

(a)	if the Subscriber is purchasing the Units as principal for its own account, the Subscriber is resident in:

British Columbia Subscribers

British Columbia and is

(i)

purchasing a sufficient number of such securities, not for the benefit of any other person or company and not with a view to the resale or distribution, that the aggregate acquisition cost is not less than CDN$ 97,000;

(ii)

a senior officer, director or employee of the Company or an affiliate of the Company, and has not been induced to purchase such securities by expectation of employment or continued employment, or an issuer all of the voting securities of which are owned by one or more of such persons;

(iii)	a director, senior officer or control person of the Company, or of an affiliate of the Company;

(iv)	a spouse, parent, grandparent, brother, sister or child of a director, senior officer or control person of the Company, or of an affiliate of the Company;

(v)	a close personal friend of a director, senior officer or control person of the Company, or of an affiliate of the Company;

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(vi)	a close business associate of a director, senior officer or control person of the Company, or of an affiliate of the Company;

(vii)	a person or corporation that is wholly-owned by any combination of persons or corporations described in paragraphs (iii) to (vi); or

(viii)	an accredited investor under the BC Act.

-or-

Alberta Subscribers

Alberta and is

(ix)

purchasing a sufficient number of such securities, not for the benefit of any other person or company and not with a view to the resale or distribution, that the aggregate acquisition cost is not less than CDN$ 97,000;

(x)

is an employee of the Company or an affiliate of the Company, and has not been directly or indirectly required by the employer to purchase such securities or the Subscriber is a senior officer or director of the Company or an affiliate of the Company;

(xi)	a director, senior officer or control person of the Company, or of an affiliate of the Company;

(xii)	a spouse, parent, grandparent, brother, sister or child of a director, senior officer or control person of the Company, or of an affiliate of the Company;

(xiii)	a close personal friend of a director, senior officer or control person of the Company, or of an affiliate of the Company;

(xiv)	a close business associate of a director, senior officer or control person of the Company, or of an affiliate of the Company;

(xv)	a person or corporation that is wholly-owned by any combination of persons or corporations described in paragraphs (xi) to (xiv); or

(xvi)	an accredited investor under the Alberta Act.

-or-

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Ontario Subscribers

(xvii)	Ontario and is an accredited investor under the Ontario Act.

-or-

United States Subscribers

the United States of America, or is otherwise subject to the securities laws thereof, and:

(xviii)

understands the Securities have not and will not be registered under the 1933 Act or the securities laws of any state of the United States of America in which the Subscriber is resident and the sale contemplated hereby is being made in reliance on private placement exemptions to either Rule 506 Subscribers pursuant to Rule 506 of the 1933 Act or Reg S Subscribers pursuant to Rule 903 of Regulation S of the 1933 Act;

(xix)	if the Subscriber is a Rule 506 Subscriber the Subscriber is an Accredited Investor as set out in the attached Schedule ‘Confirmation by US Subscribers’;

(xx)	it is acquiring the Units as an investment for its own account as principal and not with a view to any resale, distribution or other disposition of the Securities;

(xxi)

has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person, or anyone else, the Securities, or any part thereof, or any interest therein and the Subscriber has no present plans to enter into any such contract, undertaking, agreement or arrangement;

(xxii)	if the Subscriber decides to offer, sell or otherwise transfer any of the Securities, will not offer, sell or otherwise transfer any of the Securities, directly or indirectly, unless the sale is:

(A)	to the Company;

(B)

made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the 1933 Act (or such rule or regulation promulgated by the Securities and Exchange Commission of the United States of America as is then in effect) and in compliance with applicable local laws and regulations; or

(C)

made in a transaction that does not require registration under the 1933 Act or any applicable United States state securities laws and regulations governing the offer and sale of securities and the Subscriber has furnished to the Company, prior to such sale, an opinion of counsel of recognized standing reasonably satisfactory to

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the Company confirming the compliance of such sale with the 1933 Act and applicable United States state securities laws;

(xxiii)

acknowledges and agrees the Securities will be “restricted securities” under the 1933 Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the Act and applicable regulations the Securities may be resold without registration under the 1933 Act only in certain limited circumstances;

(xxiv)

understands and acknowledges that upon the issuance thereof, and unless and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable United States state securities laws and regulations, the certificates representing any of the Shares and Warrant Shares (and all certificates issued in exchange therefor or in substitution thereof) shall bear, on the face of such certificates, the following legend:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, (THE “1933 ACT”) OR ANY APPLICABLE STATE SECURITIES LAW. NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED OR DISPOSED OF WITHOUT (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE UNITED STATES STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION, OR (B) AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT.”

(xxv)

understands and acknowledges that the Warrants may only be exercised in circumstances where there is an exemption from the registration requirements of the 1933 Act available and applicable state securities laws and upon the original issue of the Warrants each certificate representing the Warrants and all certificates issued in exchange therefor or in substitution or transfer thereof, shall bear the following legend:

“THESE WARRANTS AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE WARRANTS HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) OR ANY APPLICABLE STATE SECURITIES LAWS. THESE WARRANTS MAY NOT BE EXERCISED BY OR ON BEHALF OF A U.S. PERSON OR PERSON WITHIN THE UNITED STATES UNLESS REGISTERED UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. AS USED HEREIN, THE TERMS ‘UNITED STATES’ AND ‘U.S.

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PERSON’ HAVE THE MEANINGS ASSIGNED TO THEM IN REGULATION S UNDER THE 1933 ACT.”

(xxvi)	consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer set forth herein;

(xxvii)

acknowledges the Company has no obligation or present intention to file a registration statement under the 1933 Act in respect of the Securities and accordingly there are substantial restrictions on transferability of the Securities and it may not be possible to liquidate the Subscriber’s investment readily in case of any emergency;

(xxviii)

acknowledges the Financial Statements have been prepared in accordance with Canadian generally accepted accounting principles, which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies;

(xxix)

the Subscriber will not engage in any ‘directed selling efforts’ (as defined in Regulation S of the 1933 Act) in the United States of America in respect of the resale of the Securities, which includes any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Securities; and

(xxx)

the Subscriber has not subscribed for the Units as a result of any form of ‘general solicitation’ or ‘general advertising’ (as those terms are used in Regulation D under the 1933 Act), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or other form of telecommunications, including electronic display, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

- or -

Non-Canadian & Non-United States Subscribers

(xxxi)	a jurisdiction other than any of the foregoing, as set out on the first page of this Agreement.

(b)	if the Subscriber is not purchasing the Units for its own account:

(i)	the Subscriber is:

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(A)

a trust company or an insurance company which has received a business authorization under the Financial Institutions Act (British Columbia) or is authorized under the laws of another province of Canada to carry on such business in such other province and the Subscriber is purchasing such securities as an agent or trustee for accounts that are fully managed by the Subscriber; or

(B)

an adviser managing the investment portfolios of clients through discretionary authority granted by one or more clients and is registered as such an adviser under the BC Act or the laws of another province of Canada or is exempt from such registration and the Subscriber is purchasing securities as an agent for accounts that are fully managed by the Subscriber;

(C)

an adviser managing the investment portfolios of clients through discretionary authority granted by one or more clients and is in a jurisdiction other than Canada and is purchasing securities as an agent for accounts that are fully managed by it; and

(ii)

the aggregate acquisition cost for such securities is not less than CDN$ 97,000 if resident in British Columbia or Alberta or outside of Canada or the Subscriber qualifies as an ‘accredited investor’ in British Columbia;

(c)

if the Subscriber is not an individual or a corporation and is purchasing pursuant to sub-paragraph (a)(i), or (a)(ix), each member of the partnership, syndicate or other unincorporated organization which is the beneficial purchaser, or each beneficiary of the trust which is the beneficial purchaser, as the case may be, is an individual who has an aggregate acquisition cost for the Units of at least CDN$ 97,000 if resident in British Columbia or Alberta;

(d)

unless the subscriber is a Reg S Subscriber or Rule 506 Subscriber, the subscriber is not a U.S. Person or a person in the United States and is not acquiring the Units for the account or benefit of a U.S. Person or a person in the United States. A ‘U.S.

Person’ is defined in Regulation S under the 1933 Act to be any person who is

(A)	any natural person resident in the United States,

(B)	any partnership or corporation organized or incorporated under the laws of the United States,

(C)	any estate of which any executor or administrator is a U.S. Person,

(D)	any trust of which any trustee is a U.S. Person,

(E)	any agency or branch of a foreign entity located in the United States,

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(F)	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or, if an individual, resident in the United States, and

(G)	any partnership or corporation if

(i)	organized or incorporated under the laws of any foreign jurisdiction, and

(ii)

formed by a U.S. Person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by ‘Accredited Subscribers’ (as defined in Section 230.501(a) of the 1933 Act) who are not natural persons, estates or trusts;

(e)

the Subscriber is aware that the Units will be distributed pursuant to certain exemptions under the BC Act, Alberta Act and Ontario Act and other applicable securities legislation and the Subscriber is not acquiring the Units as a result of any information about the material affairs of the Company that is not generally known to the public save knowledge of this particular transaction;

(f)

pursuant to the Resale Instrument and the policies of the Exchange the Subscriber will not transfer the Securities for a period of four months from the Closing Date except in compliance with the Resale Instrument and the policies of the Exchange and will comply with such notice and other requirements under applicable securities legislation upon disposition;

(g)

neither the Subscriber nor any party on whose behalf it is acting has been created, established, formed or incorporated solely, or is used primarily, to acquire securities or to permit the purchase of the Units without a prospectus in reliance on an exemption from the prospectus requirements of applicable securities legislation;

(h)	the Subscriber and any beneficial purchaser for whom it is acting are resident in the jurisdiction set out on the first page of this Agreement;

(i)

the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(j)

the Subscriber has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution of this Agreement on behalf of the Subscriber;

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(k)	the Subscriber has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(l)	this subscription by the Subscriber has not been induced by any representations or warranties by any person whatsoever with regard to the future value of the Securities; and

(m)

the Subscriber is an investor in securities of corporations in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and it has such knowledge and experience in financial or business matters such that it is capable of evaluating the merits and risks of the investment in the Units.

The foregoing representations, warranties and covenants are made by the Subscriber with the intent that they be relied upon by the Company in determining its suitability as a purchaser of the Securities and the Subscriber hereby agrees to indemnify the Company against all losses, claims, costs, expenses and damages or liabilities which it may suffer or incur as a result of reliance thereon. The Subscriber undertakes to notify the Company immediately of any change in any representation, warranty or other information relating to the Subscriber set forth herein.

7.      Representations and Warranties of the Company

The Company represents and warrants to the Subscriber that, as of the date of this Agreement and at the Closing:

(a)

the Company and its subsidiaries, if any, are valid and subsisting corporations duly incorporated, continued or amalgamated and in good standing under the laws of the jurisdictions in which they are incorporated, continued or amalgamated with respect to all acts necessary to maintain their corporate existence;

(b)	the Company has complied and will comply with all applicable corporate and securities laws and regulations in connection with the offer, sale and issuance of the Units;

(c)

the Company is the beneficial owner of the properties, business and assets or the interests in the properties, business and assets referred to in the Public Record, except as disclosed in the Public Record all agreements by which the Company holds an interest in a property, business or asset are in good standing according to their terms, and there has not been any breach of the applicable laws of the jurisdictions in which such properties, business and assets are situated which would have a material adverse effect on such properties, business and assets;

(d)

the Public Record and the representations contained in this Agreement are accurate in all material respects and omit no fact, the omission of which would make such representation misleading in light of the circumstances in which such representation was made;

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(e)

the Financial Statements accurately reflect the financial position of the Company as at the date thereof and no adverse material changes in the financial position of the Company have taken place since the date of the latest balance sheet contained in the Financial Statements, except as has been publicly disclosed;

(f)

the issuance and sale of the Units by the Company does not and will not conflict with and does not and will not result in a breach of any of the terms, conditions or provisions of its constating documents or any agreement or instrument to which the Company is a party;

(g)

this Agreement has been duly authorized by all necessary corporate action on the part of the Company and, subject to acceptance by the Company, constitutes a valid obligation of the Company legally binding upon it and enforceable in accordance with its terms;

(h)

the issuance of the Securities, at the time of their issue, will have been approved by all requisite corporate action and any shares comprising part of the Securities, upon issue and delivery, will be validly issued as fully paid and non-assessable;

(i)

the Company and its subsidiaries, if any, are duly registered or licensed to carry on business in the jurisdictions in which they are required to be so registered or licensed to carry on business or own property or assets;

(j)

neither the Company nor any of its subsidiaries, if any, is a party to any actions, suits or proceedings which could materially affect its business or financial condition, and, as at the date hereof, no such actions, suits or proceedings have been threatened or, to the best of the Company’s knowledge, are pending, except as disclosed in the Public Record;

(k)

no order ceasing or suspending trading in the Securities nor prohibiting sale of the Securities has been issued to and is outstanding against the Company or its directors, officers or promoters and to the best of the Company’s knowledge no investigations or proceedings for such purposes are pending or threatened; and

(l)

the Company is a reporting issuer under the BC Act, Alberta Act and Ontario Act, its common shares are listed for trading on the Exchange and there shall not be any consents, approvals, authorizations, orders or agreements of any stock exchanges, securities commissions or similar authorities in Canada, governmental agencies or regulators, courts or any other persons which may be required for the issuance of the Securities and the delivery of certificates representing the Securities to the Subscriber, not obtained and not in effect on the date of delivery of such certificates.

8.      Legending of Securities

The Subscriber hereby acknowledges that legends will be placed upon the certificates representing the Securities to the effect that the securities represented thereby are subject to hold or restricted

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resale periods and may not be traded until the expiry thereof except as permitted under the Resale Instrument, the policies of the Exchange and any other applicable securities legislation, rules or policies.

9.      Costs

The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the acquisition of the Securities shall be borne by the Subscriber.

10.     Governing Law

This Agreement is governed by the laws of the province of British Columbia and the federal laws of Canada applicable herein. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorn to the jurisdiction of the courts of the province of British Columbia.

11.     Survival

This Agreement including, without limitation, the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties for a period of one year after the Closing Date notwithstanding the completion of the purchase of the Units by the Subscriber and any subsequent disposition by the Subscriber of the Securities.

12.     Assignment

This Agreement is not transferable or assignable.

13.     Execution

The Company and the Agent shall be entitled to rely on delivery by facsimile machine of an executed copy of this Agreement and acceptance by the Company of such facsimile copy shall be equally effective to create a valid and binding agreement between the Subscriber and the Company in accordance with the terms hereof.

14.     Severability

The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

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15.     Entire Agreement

Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Units and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute, by common law, by the Company, by the Subscriber, or by any third party.

16.     Notice

Unless otherwise provided herein, any notice or other communication to a party under this Agreement may be made, given or served by registered mail, postage pre-paid, by telecopy or by delivery to the parties at the addresses as set out in this Agreement. Any notice or other communication:

(a)	mailed shall be deemed to have been received on the fifth business day following its mailing;

(b)	telecopied shall be deemed to have been received on the business day following the date of transmission; and

(c)	delivered shall be deemed to have been received on the date of delivery.

In the event of a postal strike or delay affecting mail delivery, the date of receipt of any notice by mail is deemed to be extended by the length of such strike or delay. Each party may change its address for service at any time by providing notice in writing of such change to the other party.

17.     Securities Regulatory Approval

This Agreement shall be subject to the approval of all securities regulatory authorities having jurisdiction.